                                                                  EXHIBIT 10(16)

                                 [LETTERHEAD APPEARS HERE]

June 14, 1999

Virtual Communities, Inc.
300 West 39/th/ Street
New York, NY 10018

Re: License to use temporary space at 300 West 39/th/ Street,
    New York, NY 10018


Gentlemen:

This letter shall confirm the mutual understanding and agreements between the parties hereunder. It is agreed that Eighth Avenue Loft Associates c/o Newmark & Co. Real Estate, Inc., ("Landlord") shall provide you with a license to use the Entire 4/th/ Floor premises ("the premises") at the building known as 300 West 39/th/ Street (aka 589 8/th/ Avenue) in the borough of Manhattan, in the city, county and state of New York for the sixty (60) day period commencing July 1, 1999 to and including August 31, 1999 for the sole purpose of temporary office space which is a permitted use in the building. It is understood that the existing bathrooms in the premises will be delivered in working order. As a condition for the granting of this license you agree to pay Newmark & Co. Real Estate, Inc., as agent for the Landlord submetered electric used in the premises during such period of occupancy. You shall also be responsible for any installation costs. You also agree to vacate the premises in broom clean condition. Prior to the commencement of the term of this License, you shall provide a certificate of insurance demonstrating coverage for workers compensation and liability and property damage with a combined single limit of no less than $3,000,000,00 (Three Million Dollars). This certificate shall list Newmark & Co. Real Estate, Inc. and Eighth Avenue Loft Associates as both the certificate holders and as additional insureds for the period of July 1, 1999 to and including August 31, 1999 for the Entire 4/th/ Floor premises.


                      Newmark & Company Real Estate, Inc.
                               Established 1929
    894 BROADWAY, NEW YORK, NY 10012 TEL. (212) 431-9353 FAX (212) 219-2136

                                                         NEWMARK
                                                         & CO. REAL ESTATE, INC.


Page 2
Virtual Communities, Inc.
June 14, 1999

It is expressly understood that this License is not a lease and that the Landlord may exercise its rights at law and in equity in the event that you fail to satisfy the conditions set forth herein.

Please sign below to acknowledge your acceptance in terms and conditions as set forth herein.

Very truly yours
Newmark & Co. Real Estate, Inc.
A/A/F 8/th/ Avenue Loft Associates

By: /s/ [SIGNATURE ILLEGIBLE]^^
   ----------------------------

Title: General Partner
      -------------------------



Read, Agreed and Accepted
Virtual Communities, Inc.


By: /s/ [SIGNATURE ILLEGIBLE]^^
   ----------------------------

Title: President
      -------------------------

[LETTERHEAD APPEARS HERE]


July 19, 1999

Mr. Avi Moskowitz
Virtual Communities, Inc.
589 8/th/ Avenue
New York, NY 10018

Re: Entire 4/th/ Floor & Entire 7/th/ Floor premises

Dear Mr. Moskowitz:

Enclosed herewith please find your fully executed copies of the licensing agreement for the use of the 4/th/ floor and the lease for the 7/th/ floor.

I would like to take this opportunity to welcome you as a tenant in the building and if I can assist you in any way, feel free to call me at 431-5863.

Very truly yours
Newmark & Co. Real Estate, Inc.
A/A/F 8/th/ Avenue Loft Associates



By: /s/ Alan K. Steinberg
    Alan K. Steinberg


Enc.

cc: 8/th/ Avenue Loft Associates
    Mike Greco, Branford Properties, Inc.

                       [LETTERHEAD APPEARS HERE]

June 14, 1999

Virtual Communities, Inc.
300 West 39/th/ Street
New York, NY 10018


Re: License to use temporary space at 300 West 39/th/ Street,
    New York, NY 10018


Gentlemen:

This letter shall confirm the mutual understanding and agreements between the parties hereunder. It is agreed that Eighth Avenue Loft Associates c/o Newmark & Co. Real Estate, Inc., ("Landlord") shall provide you with a license to use the Entire 4/th/ Floor premises ("the premises") at the building known as 300 West 39/th/ Street (aka 589 8/th/ Avenue) in the borough of Manhattan, in the city, county and state of New York for the sixty (60) day period commencing July 1, 1999 to and including August 31, 1999 for the sole purpose of temporary office space which is a permitted use in the building. It is understood that the existing bathrooms in the premises will be delivered in working order. As a condition for the granting of this license you agree to pay Newmark & Co. Real Estate, Inc., as agent for the Landlord submetered electric used in the premises during such period of occupancy. You shall also be responsible for any installation costs. You also agree to vacate the premises in broom clean condition. Prior to the commencement of the term of this License, you shall provide a certificate of insurance demonstrating coverage for workers compensation and liability and property damage with a combined single limit of no less than $3,000,000.00(Three Million Dollars). This certificate shall list Newmark & Co. Real Estate, Inc. and Eighth Avenue Loft Associates as both the certificate holders and as additional insureds for the period of July 1, 1999 to and including August 31, 1999 for the Entire 4/th/ Floor premises.


                      Newmark & Company Real Estate, Inc.
                               Established 1929
    894 BROADWAY, NEW YORK, NY 10012 TEL. (212) 431-9353 FAX (212) 219-2124

                   -----------------------------------------
                          STANDARD FORM OF LOFT LEASE
                    The Real Estate Board of New York, Inc.
                   -----------------------------------------

Agreement of Lease, made as of this 14th day of JUNE 1999, between EIGHTH AVENUE LOFT ASSOCIATES c/o NEWMARK & CO. REAL ESTATE, INC. HAVING AN OFFICE AT 125 PARK AVENUE NEW YORK, NY 10017 party of the first part, hereinafter referred to as OWNER, and VIRTUAL COMMUNITIES, INC.

                    party of the second part, hereinafter referred to as TENANT.

Witnesseth:    Owner hereby leases to Tenant and Tenant hereby hires from Owner
               ENTIRE 7TH FLOOR AS SHOWN AS EXHIBIT "A" ATTACHED HERETO

in the building known as 300 WEST 39TH STREET (aka) 589 8TH AVENUE in the Borough of MANHATTAN, City of New York, for the term of FIVE (5) YEARS, 5 MONTHS (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1ST day of JULY nineteen hundred and NINETY NINE, and to end on the 30TH day of NOVEMBER TWO THOUSAND FOUR and both dates inclusive, at an annual rental rate of
                                SEE ARTICLE #43

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payments, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:       1.  Tenant shall pay the rent as above and as hereinafter provided.
Occupancy:  2.  Tenant shall use and occupy demised premises for GENERAL
                OFFICES.

provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations:

     3. Tenant shall make no changes in or in the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and in the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not 3.1 affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may 3.2 require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days 3.3 thereafter, at Tenant's expense, by payment of filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:

4. Owner shall maintain and repair the exterior of and the public portions of the building. 4.1 Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this [ILLEGIBLE] Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the 4.2 expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice. Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licenses as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the convenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance:

6. Tenant shall, 6.1 at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule of "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to 6.2 prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed 8.1 darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered, or incurred as a result of 8.2 by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any convenant or condition of this lease. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other liens of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided, (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. A Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained herein above shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage therein or replace the same, (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasipublic use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.;

11. 11.1 Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant 11.2 or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet of or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting. 11.3

Electric Current:
--->

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times 13.1 to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. B Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours 13.1 for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon

-------------------
---> Space to be filled in or deleted.

the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key 13.2 and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected.

Vault, Vault Space, Area:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, of anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. 15.1 If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter by entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.
     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent, or if this lease be rejected under (S)235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after 17.1 days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, then in any one or more of such events, upon Owner serving a written 17.2 days notice upon Tenant specifying the nature of said default and upon the expiration of said 17.2 days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said 17.2 day period, and if Tenant shall not have diligently commenced during such default within such 17.2 day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.
     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein 17.3 or any item of additional rent herein mentioned or any part of either or in making any other payment herein required 17.3 then and in any of such events Owner may without 17.4 notice, re-enter the demised premises, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder
17.5 prior to the date fixed as the commencement of any renewal or extension of this lease, such renewal or extension agreement 17.6.

Remedies of Owner and Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such 18.1 liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner in Owner's 18.1 judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises 18.2 or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may or at any time thereafter 19.1 perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any 19.2 obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner

21. 21.1. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and 21.2 agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of the lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

25. The failure of Owner 25.1. to seek redress for violation of, or to so insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner 25.2 of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner 25.1 unless such waiver be in writing signed by Owner. 25.1 No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:

27. 27.1 This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to
--->    Owner, as additional rent, on the first day of each month,     %
($62.50) of the total meter charges as Tenant's portion, independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or 30.1 or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in ---> nature. Tenant shall pay to Owner as additional rent the sum of $62.50, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

31. As long as Tenant is not in default under any the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall; (a) provide necessary passenger elevator facilities 31.1
(b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat water and other services supplied by Owner to the demised premises 31.1;

-------------------
---> Space to be filled in or deleted.

(d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

Security:
--->

32.  Tenant has deposited with Owner the sum of $22,500.00 as security for the faithful performance and observance by Tenants of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent. Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. 32.1

Captions:

33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to IIVAC service. Whenever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavating-Shoring:

35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof, 36.1.

Glass:

37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:

38. 38.1, at anytime, and from time to time, upon at least 10 days' prior notice by 38.1, shall execute, acknowledge and deliver to 38.1, and/or to any other person, firm or corporation specified by 38.1, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by 38.1 under this Lease, and, if so, specifying each such default.

Directory Board Listing:

39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and Assigns:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

-------------------
---> Space to be filled in or deleted.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.
                                                                         ------
Witness for Owner:                    EIGHTH AVENUE LOFT ASSOCIATE, c/o  [CORP.
                                      NEWARK & CO. REAL ESTATE, INC.      SEAL]
                                      ---------------------------------- ------

                                                /s/ [ILLEGIBLE]
------------------------------------  ----------------------------------  [L.S]


                                                                         ------
Witness for Tenant:                   VIRTUAL COMMUNITIES, INC.          [CORP.
                                      ----------------------------------  SEAL]
                                                                         ------
          /s/ [ILLEGIBLE]                       /s/ [ILLEGIBLE]
------------------------------------  ----------------------------------  [L.S]
                             FED TAX # 11338-3125

                               ACKNOWLEDGEMENTS

CORPORATE TENANT
STATE OF NEW YORK,    ss.:
County of

     On this      day of       , 19   , before me personally came
to me known, who being by me duly sworn, did depose and say that he resides in
             that he is the              of               the corporation
described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

                                       ......................................

INDIVIDUAL TENANT
STATE OF NEW YORK,    ss.:
County of

     On this      day of       , 19   , before me personally came
to be known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                                       ......................................

                    ---)    IMPORTANT - PLEASE READ   (---

                     RULES AND REGULATIONS ATTACHED TO AND
                         MADE A PART OF THIS LEASE IN
                          ACCORDANCE WITH ARTICLE 36.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluable in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished in, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the regulation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.



                 Address      300 WEST 39TH STREET
                              (aka) 589 8TH AVENUE

                 Premises     ENTIRE 7TH FLOOR
                 =============================================

                 EIGHTH AVENUE LOFT ASSOCIATES c/o
                 NEWMARK & CO. REAL ESTATE, INC.

                               TO



                 VIRTUAL COMMUNITIES, INC.
                 =============================================
                               STANDARD FORM OF


                           [SEAL]    Loft   [SEAL]
                                     Lease

                    The Real Estate Board of New York, Inc.
                   (C) Copyright 1994. All rights Reserved.
                 Reproduction in whole or in part prohibited.
                 =============================================

                 Dated  JUNE 14TH                        1999

                 Rent Per Year SEE ARTICLE #43



                 Rent Per Month SEE ARTICLE #43


                 Term FIVE (5) YEARS, 5 MONTHS
                 From JULY 1, 1999
                 To   NOVEMBER 30TH, 2004


                 Drawn By ......................

                 Checked by ....................

                 Entered by ....................

                 Approved by ...................
                 =============================================

LEASE INSERTS ATTACHED TO AND FORMING A PART OF LEASE DATED JUNE 14, 1999 BETWEEN EIGHTH AVENUE LOFT ASSOCIATES C/O NEWMARK & CO. REAL ESTATE, INC., ("LANDLORD OR OWNER") AND VIRTUAL COMMUNITIES, INC. ("TENANT")

--------------------------------------------------------------------------------

3.1    adversely
3.2    reasonably
3.3    after Tenant has notice thereof
4.1    , make structural repairs to the building and repair the building systems
4.2    reasonable
6.1    while in possession of the demised premises
6.2    reasonably
8.1    but not to exceed a period of sixty (60) days
8.2    willful misconduct or gross negligence
11.1   Except as otherwise provided herein
11.2   and except as otherwise provided herein
11.3 Notwithstanding the foregoing, the public trading of Tenant's stock on a stock exchange, a merger or consolidation of Tenant with another entity, the sale of all or substantially all of Tenant's stock in a private transaction or the sale of all or subtantially all of Tenant's assets to an entity with equal or greater net worth at the time of the sale, shall not be deemed an assignment
13.1   and on reasonable prior notice
13.2   in the event of an emergency or if required pursuant to requirements
15.1   Except as expressly provided to the contrary in this lease
17.1   ten(10)
17.2   twenty(20)
17.3 and such failure shall continue for three(3) business days after written notice, thereof
17.4   further
17.5 If Owner shall terminate this lease upon Tenant's monetary default beyond any applicable notice and grace periods as aforesaid
17.6   shall also be terminated thereby
18.1   reasonable
18.2   but Owner shall make reasonable efforts to relet the premises
19.1   upon reasonable prior notice or immediately in the event of an emergency
19.2   reasonable
21.1   Except as otherwise provided herein
21.2   subject to the provisions of this lease
25.1   or Tenant
25.2   or payment by Tenant

2.7   Subject to the provisions of this lease
30.1  Tenant's negligence
31.1 24 hours a day, 7 days per week, 365 days per year with the exception of heat which shall be furnished 8AM to 6PM on business days Monday through Friday and on non-holiday Saturdays from 8AM to 1PM
32.1 Upon termination of the lease and provided there are no uncured defaults Landlord shall refund principal sum of security plus interest compounded at a rate of 3% per annum
36.1 Owner shall enforce the Rules and Regulations against all other Tenants and occupants of the building unless a specific rule or regulation is required for Tenant due to the specific acts of Tenant
38.1  Either party

     Notwithstanding the foregoing, should any of the building equipment or machinery cease to function properly, in the event of cessation or diminution of electrical service, if water is unavailable to the premises (hereinafter "Service Interruption") Owner shall use reasonable diligence to repair or remedy the Service interruption promptly wherever possible except should Service interruption be due to causes outside of the building and beyond Landlord's control. In the event Owner has deliberately caused a Service interruption and has not remedied within fifteen (15) days after the date of occurrence, Tenant shall thereafter be entitled to an abatement of rent and additional rent until such time that Owner remedies and repairs.

C. Owner shall not take any actions during the term to change the certificate of occupancy so as to prevent the use of the demised for the permitted use, to reduce the maximum numbers of persons allowed in the demised premises or otherwise to reduce the Tenant's rights or increase Tenant's obligations under this Lease.

D. Notwithstanding the foregoing, Tenant shall have the right to cancel this Lease in the event that Owner has not delivered possession of the demised premises on or before the date which is 45 days after the date Tenant has executed and delivered this Lease to Owner. However, Owner will be ready to deliver possession of the demised premises to Tenant immediately following execution of this lease, provided Owner thereafter has access to the premises to complete the work as provided in the work letter attached hereto.

RIDER TO LEASE DATED JUNE 14, 1999 BETWEEN EIGHTH AVENUE LOFT ASSOCIATES C/O NEWMARK & CO. REAL ESTATE, INC.. ("LANDLORD OR OWNER") AND VIRTUAL COMMUNITIES, INC. ("TENANT")

--------------------------------------------------------------------------------

A. Notwithstanding any provision of this Article to the contrary, subject to Owner's right to terminate this lease as provided in this Article, if the demised premises shall be rendered wholly unusable by fire or other casualty and Tenant is not then in default under this lease following the applicable cure period, Owner shall, within 45 days following the fire or other casualty, obtain and deliver to Tenant as estimate from Owner's architect, engineer or contractor of the time required to substantially complete the restoration of the demised premises and reasonable access thereto (excluding those items which are not Owner's obligation to repair as set forth in this Article or elsewhere in this lease.) If the estimated date to substantially restore shall be 180 days (or 90 days if within the last 24 months of the term) or more following the date of estimate, Tenant shall have the right, by notice to Owner within 15 days following the receipt of the estimate (time being of the essence) to terminate this lease effective the date which is 60 days following the date of Tenant's notice, in which event Tenant shall pay the fixed rent and additional rent to the date of the fire or other casualty, and this lease shall expire as if that date were the date set forth in the lease for the expiration of the term. If neither Owner nor Tenant shall terminate this Lease as provided in this Article, or if the estimated date to substantially restore is less than 180 (or 90) days and for any reason the restoration is not substantially completed within 240 (or 90) days following the date of the estimate (as extended for delays beyond Owner's control). Tenant shall have the right, by notice to Owner within 10 days following the end of that 180 (or 90) day period (time being of the essence) to terminate this lease effective the date which is 60 days following the date of Tenant's notice, in which event Tenant shall pay the fixed rent and additional rent to the date of the fire or other casualty, and this lease shall expire as if that date were the date set forth in this lease for the expiration of the term.

B. Any materials or equipment brought in to the demised premises shall be stored only for so long as reasonably required to complete the necessary repairs and in such amounts as are reasonable under the circumstances; any non-emergency entry or work performed by Owner hereunder should be made or performed in such a way so as to minimize any disruption of the conduct of Tenant's business, and, if necessary, Owner shall incur overtime or other additional expenses in connection therewith.

41. If the Landlord elects to supply electric current to the demised premises, the Tenant agrees that electric current will be supplied by the Landlord and the Tenant will pay the Landlord or the Landlord's designated agent, as additional rent for the supplying of electric current, an amount or amounts set by the Landlord computed at rates not exceeding those in the Service Classification No. 4 Consolidated Edison Company of New York, Inc. in effect during August 1970. The Landlord at its option may, however, increase the additional rent charged for supplying electricity to the demised premises based upon changes, occurring subsequent to the aforementioned date, in the method, rates or manner by which the Landlord thereafter purchases electricity for the building of which the demised premises are a part. Such increases in the additional rent charged for electricity shall be determined by a comparison to the nearest full percentage of the average cost per kilowatt hour to the Landlord at the rate in effect at which Landlord purchased electricity prior to such change and the rate under which the Landlord will purchase electricity after such change. The periods to be used for the aforesaid computation shall be the bill periods ended in February and August immediately preceding such change. Average cost per Kilowatt hour is defined as including energy charges, demand charges, fuel adjustment charges, rate adjustment charges, sales taxes where applicable, and/or any other factors used by the public utility in computing its charges to the Landlord, applied to the kilowatt hours purchased by Landlord during a given bill period. Where more than one meter measures the service of Tenant, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such times as Landlord may elect and the amount shall be deemed to be, and be paid as, additional rent. At the option of Landlord, Tenant also agrees to purchase from Landlord or its agent all lamps or bulbs used in the demised premises and to pay for the cost of installation thereof. Landlord shall not in any wise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. In the event that in the Landlord's reasonable judgment the Tenant's electrical requirements necessitate the installation of any additional riser, risers or other proper and necessary equipment in connection with the Tenant's electrical requirements, the same shall be installed by the Landlord at the Tenant's sole reasonable expense. Rigid conduit only will be allowed. Tenant agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installations. It is further agreed by Tenant that all of the aforesaid costs and expenses are chargeable and collectible as additional rent and shall be paid by Tenant to Landlord within ten (10) days after rendition of any bill or statement to Tenant therefor. Landlord may discontinue any of the aforesaid services upon thirty (30) days notice to Tenant without being liable to Tenant therefor or without in any way affecting this lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issue. In the event Landlord gives such notice of discontinuance Landlord shall permit Tenant to receive such service direct from the public utility corporation upon condition that the Tenant shall at its sole expense entirely segregate the Tenant's electrical system so that the same is in no way dependent upon or connected to the circuits or distribution facilities of the Landlord or any other Tenant and that upon vacating the demised premises, Tenant will restore at its sole expense same to the condition existing prior to such segregation. Tenant shall make no electrical installations, alterations, additions or changes to electrical equipment or appliances without the prior written consent of the Landlord in each instance, which consent will not unreasonably be withheld. Tenant will comply with the General

Rules, Regulations, Terms and Conditions applicable to Service, Equipment, Wiring and Changes in Requirements in accordance with the requirements of the public utility supplying electricity to the building in the same manner as if the Tenant was serviced directly by such utility. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant agrees that, where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant to Landlord.

42. In addition to the rent and additional rents and charges herein undertaken to be paid by the Tenant to the Landlord, the Tenant covenants, undertakes and agrees to pay to the Landlord one time annually when charged or billed therefor, in each year of the term of this lease sums equal to 5.58% of the increase or increases in Real Estate taxes assessed against or charged to the building of which the demised premises are a part in excess of the amount of such Real Estate Taxes paid or payable by the Landlord for the base tax year commencing July 1, 1999 and terminating June 30, 2000. The amount payable by the Tenant in each year of the term of this lease shall be 5.58% of the increased dollar amount of Real Estate Taxes paid or required to be paid by the Landlord in excess of the dollar amount paid or required to be paid by the Landlord for the Base Tax Year aforesaid whether such increase be the result of increase in assessed valuation or increase in Tax rate applicable there to or both. Such payment required to be made by the Tenant shall be additional rent for the non-payment of which Landlord shall have such rights as are in this lease provided for the non-payment of rent. Should Landlord subsequently receive a reduction in Real Estate Taxes for a given tax year, Tenant shall receive a refund equal to 5.58% of such reduction less applicable legal fees in obtaining such reduction.

43. Tenant warrants, covenants and agrees to pay rent to the Landlord in advance on the first day of each and every month as follows:

$ 90,000.00 per annum        $7,500.00 per month       7/01/99 - 6/30/00
$ 92,700.00 per annum        $7,725.00 per month       7/01/00 - 6/30/01
$100,481.00 per annum        $8,373.42 per month       7/01/01 - 6/30/02
$103,495.43 per annum        $8,624.62 per month       7/01/02 - 6/30/03
$106,600.29 per annum        $8,883.36 per month       7/01/03 - 6/30/04
$109,798.30 per annum        $9,149.86 per month       7/01/04 - 11/30/04

44.  INTENTIONALLY DELETED

45. It is specifically understood and agreed that this Lease is offered to Tenant for signature by the Managing Agent of the building solely in its capacity as such agent and subject to Landlord's acceptance and approval, and that Tenant shall have affixed its signature hereto with the understanding that such act shall not in any way bind Landlord or its Agent until such time as this Lease shall have been approved and executed by Landlord or its agent and delivered to Tenant.

46. Whenever Tenant shall submit to Landlord any plan, agreement, or other document for Landlord's consent or approval, and Landlord shall reasonably require the expert opinion of Landlord's counsel or architect as to the form or substance thereof, Tenant agrees to pay the reasonable fee of such architect and/or such counsel for reviewing the said plan, agreement, or document which shall not exceed $3,000.00.

47.  INTENTIONALLY DELETED

48. Tenant acknowledges that possession of the demised premises must be surrendered to Landlord at the expiration or subject to the provisions of the lease, sooner termination of the term of this lease. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant timely to surrender possession of the demised premises as aforesaid will be substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be difficult to accurately measure. Tenant therefore agrees that if possession of the demised premises is not surrendered to Landlord within seven (7) days after the date of the expiration or sooner termination of the term of this lease, then Tenant agrees to pay Landlord as liquidated damages for each month and for each portion of any month during which Tenant holds over in the premises after expiration or termination of the term of this lease, a sum equal to two times the average rent and additional rent which was payable per month under this Lease during the last six months of the term thereof. The aforesaid provisions of this article shall survive the expiration or sooner termination of the term of this lease.

49. If Landlord, as a result of a default by Tenant of any of the provisions of this lease, including the covenants to pay rent and/or additional rent, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations so incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefore, and if Tenant's lease term shall have expired at the time of making such expenditure or incurring such obligations, such sum shall be recoverable by Landlord as damages. It is agreed that the party in whose favor the award or judgement is predominantly made shall be entitled to recover in full its reasonable attorney's fee's incurred in such legal proceeding.

50.  INTENTIONALLY DELETED

51. Notwithstanding anything to the contrary provided in this lease, regardless of the nature or ground of any summary proceeding brought by the Landlord to recover possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding. Nothing herein shall be deemed to prohibit Tenant from bringing a separate action against Landlord on account of any claim which Tenant may have against Landlord, provided however, that Tenant agrees that Tenant, in the prosecution of any such claim shall make no motion or otherwise request any court in which such claim is sought to be asserted, to join any such claim and any proceeding instituted by Landlord to recover possession of the demised premises in any trial, or make any motion to otherwise seek to have any such proceeding instituted by Landlord and any action or proceeding commenced by Tenant by reason of such claim of Tenant tried simultaneously in any court.

52. Tenant acknowledges that Tenant has been advised that all checks sent to Landlord for payment of rent or other charges hereunder are usually deposited to a "Lock Box" in Landlord's bank and are automatically processed by such bank. If such check is made by someone other than Tenant, and is so processed by the bank, it shall be deemed to be payment for the account of the Tenant herein and shall not be deemed to be a recognition or acceptance of the maker of such rent as Tenant, Assignee of this lease or Subtenant hereunder not as a consent by the Landlord to an assignment or subletting by the Tenant to such maker, or as a modification of the provisions of this lease.

53. Any rent, additional rent, fees, charges or expenses hereunder shall be paid by Tenant pursuant to the terms of this lease. However, in the event that Tenant is in default in payment of any rent, additional rent, fees, charges or expenses, Landlord shall have the right to apply any payment received from Tenant hereunder, regardless of any annotation or demand for specific application on the part of Tenant, to any rent, additional rent, fees, charges or expenses which are in arrears. The application of the payment shall be made in the sole discretion of Landlord, so long as the payment is applied to the payment of money due and owing by Tenant to Landlord hereunder.

54. Tenant hereby agrees to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property, while on the demised premises or the building arising from, related to, or connected with the conduct and operating of Tenant's business in the demised premises or caused by actions of Tenant, its agents, servants and contractors. Tenant shall maintain in responsible companies reasonably approved by Landlord, liability insurance with contractual liability endorsement covering the aforesaid indemnity, insuring Landlord and Tenant (as their interests may appear) against all claims, demands or actions for personal injury or death or property damage in a combined amount of not less than $2,000,000 for any one occurrence made by or on behalf of any person or persons, firm or corporation, arising from, related to, or connected with the conduct and operating of Tenants business in the demised premises, or caused by actions of Tenant, its agents, servants and contractors.

     Said insurance shall be carried in favor of Landlord and Tenant, as their respective interests may appear, shall be in form reasonably satisfactory to Landlord and shall provide that it shall not be subject to cancellation, termination or change except after at least 30 days' prior written notice to Landlord, and the policy or policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of the premium thereon, shall be deposited with Landlord before the commencement of the term of the lease and upon renewals of such policies not less than 30 days prior to the expiration of the term of such coverage. If Tenant fails to comply with each and every requirement of this Article #54 (including, without limitation, those as to policy provisions), Landlord may obtain such insurance and keep the same in effect, and Tenant shall pay Landlord the premium cost thereon upon demand as additional rent, but, notwithstanding the foregoing, should Tenant fail to comply with each and every requirement of this Article #54 and thereby Landlord suffers any injury, loss, claim, or damage for whatever reason which it would not have suffered if Tenant had so complied, Tenant shall be liable to Landlord in the amount of the injury loss, claim, or damage so suffered which would not have been suffered if Tenant has so complied.

55. Anything herein contained to the contrary notwithstanding, Landlord shall not unreasonably withhold consent to an assignment of this lease or to a subletting of all or a portion of the demised premises which in part shall not exceed 50% of the demised premises. Provided that:

     A.   INTENTIONALLY DELETED

     B.   INTENTIONALLY DELETED

     C. Any Such assignment or subletting shall be made solely upon the following terms and conditions:

     1. (a) No subletting or assignment shall be effective unless and until Tenant shall have given Landlord at least thirty (30) days' prior written notice of such proposed bona fide assignment or subletting. The parties agree that Landlord shall thereupon have the option, exercisable by written notice within thirty (30) days after receipt of the notice from Tenant to terminate this lease effective as of the commencement date of the term of such proposed assignment or subletting with the exception of a partial subletting of the premises which does not exceed 50%. If Landlord shall so terminate this lease, then Tenant shall vacate and surrender the demised premises to Landlord on or before the date fixed in the Landlord's termination notice.

          (b) In the event Landlord shall elect not to terminate this lease pursuant to the provisions of this Article, Landlord shall have the right, upon five (5) days' prior written notice to Tenant, to require Tenant thereafter to pay to Landlord a sum equal to 50% of (i) any rent or other consideration paid to Tenant by any subleases which are in excess of the rent then being paid by Tenant to Landlord pursuant to the terms hereof. In determining excess rent to Tenant, broker's commission paid by Tenant and reasonable legal fees incurred in connection with such subletting or assignment shall be deducted from the rent or other consideration received by Tenant. All sums payable hereunder by Tenant shall be paid to Landlord as additional rent immediately upon receipt thereof by Tenant.

     2. At least twenty (20) days prior to the commencement of the term of any such proposed subletting and at least ten (10) days prior to the effective date of any such proposed assignment, Tenant shall deliver to Landlord a statement containing the name and address of the proposed sublease or assignee and a copy of sublease or assignment.

     3. There shall be no default beyond applicable notice and cure periods by Tenant under and of the terms, covenants and conditions of the lease at the time that Landlord's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment.

     4. Upon receiving Landlord's written consent a duly executed copy of the sublease or assignment shall be delivered to Landlord within ten (10) days after execution thereof. Any such sublease shall provide that the sublease shall comply with all applicable terms and conditions of this lease to be performed by the Tenant hereunder. Any such assignment of lease shall contain an assumption by the assignee of all the terms and obligations of this lease to be performed by the Tenant.

     5.   INTENTIONALLY DELETED

     D.   Anything herein contained to the contrary notwithstanding.

     1. Tenant shall not advertise or list its space for assignment or subletting at a rental rate lower than the Fair Market Rental Rate.

     2. The transfer of a majority of the issued and outstanding capital stock of any corporate tenant of this lease or a majority of the total interest in any partnership, if Tenant is a partnership, shall be deemed an assignment of this lease not requiring the consent of the Landlord, however Tenant shall provide Landlord with a copy of the Assignment agreement, if required by law.

     3.    No assignment or subletting shall be made:

           (a) To any person or entity which shall at that time be a Tenant, subtenant or other occupant of any part of the building of which the demised premises form a part unless there is no comparable vacant space available in the building of which the demised premises are a part.

           (b)  INTENTIONALLY DELETED

           (c)  INTENTIONALLY DELETED

           (d) To any person or entity for the conduct of a business which is not in keeping with the standard for and general character of the building of which the demised premises form a part.

     4. Tenant shall have the right to sublet or assign the demised premises to a related or affiliated corporation or other entity in which Tenant owns a majority of the stock, without the Landlord's prior consent. Tenant shall notify Landlord of such event and submit a copy of the appropriate sublease, assignment/assumption agreement.

     5. No other or further assignment or subletting shall be made except in compliance with the provisions of this Article.

56.  ENVIRONMENTAL LAW PROVISION
     ---------------------------

A.   Definitions
     -----------

     (i) "Environmental Law" shall mean any and all federal, state and local statutes, laws, regulations, ordinances, codes, licenses and permits relating to toxic and hazardous substances or air or water quality, including, but not limited to, the Clean Air Act, the Hazardous Materials Transportation Act, the Federal Water Pollution Control Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, compensation and Liability Act, the Toxic Substances Control Act, the Superfund Amendments and Reauthorization Act, the New York Environmental Conservation Law and New York City Local Laws 70 and 76.

     (ii) "Hazardous Materials" shall mean any and all hazardous or toxic materials, substances, pollutants, contaminants and wastes and all elements and compounds, including but not limited to, ambient air and water, subject to any Environmental Law.

B.   Representation, Warranties and Covenants
     ----------------------------------------

     The Tenants represents, warrants and covenants as follows:

     (i) Tenant will not use or permit others to use Hazardous Materials at or affecting the demised premises, with the exception of cleaning fluids, in any manner which fails to comply with any Environmental Law;

     (ii) Tenant will keep or cause the demised premises to be kept free of Hazardous Materials with the exception of cleaning fluids and except other materials that are in compliance with any and all Environmental Laws;

     (iii) Tenant will comply with and will ensure compliance by all operators and occupants of the demised premises with all applicable Environmental Laws;

     (iv) Tenant will obtain and comply with all permits, certificates, licenses and other consents and approvals with respect to the demised premises and/or the conduct of any business thereat or related thereto required by any and all Environmental Laws;

     (v) Tenant will promptly notify the Landlord of any failure to comply with any Environmental Law at or affecting the demised premises of which Tenant has actual knowledge or as to which Tenant has received notice, and Tenant will promptly and at its expense clean up, fix and/or remove such non-compliance or condition in accordance with the provisions of the applicable Environmental Law and will perform all preventative or remedial work, repairs, construction or other action required by such Environmental Law except to the extent caused by the negligence or willful misconduct of Landlord or its agents.

     (vi) Except to the extent caused by the negligence or willful misconduct of Landlord or its agents, Tenant will defend, indemnify and hold harmless the Landlord from and against any and all liabilities, losses, damages, fines, penalties, claims, settlements, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, including but not limited to legal fees and disbursements suffered or incurred by the Landlord reason of or in connection with any breach of any warranty or covenant in this Lease with respect to any Environmental Law. Landlord represents that to the best of its knowledge, the Building is free of Hazardous Materials, unless they are non-friable or encapsulated. Tenant shall not be responsible for any pre-existing contamination.

C.   LANDLORD'S REMEDIES
     -------------------

     (i) Except to the extent caused by the negligence or willful misconduct of Landlord or its agents, in the event that the Landlord reasonably believes that there exists, on or affecting the demised premises, any noncompliance with any Environmental Law or any fact or condition which, if not remedied, may result in such non-compliance, Landlord may conduct or cause to be conducted or require the Tenant to conduct or cause to be conducted any inspections, tests and/or studies, including but not limited to an environmental audit and risk assessment prepared by an independent engineering firm or other environmental audit manager, which Landlord, in its sole discretion, may deem necessary or appropriate to assure itself with respect to such compliance or condition. The reasonable costs and expenses of all such assurances shall be paid by the Tenant, and the Landlord, in its sole discretion, may charge and collect such reasonable costs and expenses as additional rent under this Lease.

     (ii) In the event that Tenant breaches any of the warranties and covenants with respect to Environmental Law set forth hereinabove and fails to promptly remedy such breach, Landlord may, at its option, and in addition to all other remedies available to it under this lease and under the law, take any and all actions as Landlord in its sole discretion may deem necessary or appropriate to remedy such breach and to assure compliance with any and all Environmental Laws. The Landlord shall recover from the Tenant the reasonable costs of all such actions.

D.   SURVIVAL:
     --------

     The provisions of this Article shall survive the termination of this lease.

57. Tenant covenants and agrees, at its sole cost and expense to reasonably comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage and trash shall be place in separate receptacles reasonably approved by Landlord. Such separate receptacles may at the Landlord's option be removed from the demised premises in accordance with a collection schedule prescribed by law. Landlord reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse or trash which is not separated and sorted as required by law and to require Tenant to arrange for such collection, at Tenant's sole cost and expense utilizing a contractor satisfactory to Landlord. Tenant shall pay all costs, expenses, fines, penalties or damages which may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this article, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Landlord harmless (including legal fees and expenses) from and against any action, claims and suits arising from such non-compliance, utilizing counsel reasonably satisfactory to Landlord.

58.  INTENTIONALLY DELETED

59.  INTENTIONALLY DELETED

60. The words Owner, Landlord and Lessor have been used interchangeably in this lease and shall be deemed to have the same meaning. The words Tenant and Lessee have also been used interchangeably in this lease and shall also be deemed to have the same meaning.

61. Tenant represents and warrants that it has dealt with no broker except NEWMARK & COMPANY REAL ESTATE, INC AND BRANFORD PROPERTIES, INC., (the "Brokers") in connection with the execution of this Lease or the showing of the demised premises and agrees to hold and save Landlord harmless from and against any and all liabilities from any claims of any broker (including, without limitation, the cost of counsel fees in connection with the defense of any such claims) except the Broker. As a result of Tenants' acts, Newmark & Co. similarly warrants that it has dealt with no other brokers with respect to this transaction. Landlord shall pay the commission to the brokers under a separate agreement.

62.  INTENTIONALLY DELETED

63. Tenant agrees to accept demised premises in its "as is" condition except for latent defects. Tenant understands and agrees that no materials whatever are to be furnished by Landlord and no work whatever is to be performed by Landlord in connection with the demised premises or any part thereof, except for the workletter attached hereto and made a part hereto or as otherwise provided for in the lease.

64. Notwithstanding anything to the contrary hereinabove contained, or as otherwise expressly provided for in the lease, Tenant shall occupy the demised premises solely for the period commencing August 1, 1999 to and including May 31, 2000 at a monthly rate of 33,750.00 but shall be subject to all other terms and conditions of this Lease except for Article #43 during such period, including, but not limited to, the obligation to pay any and all electric current, water/sprinkler charges, guard service charges utilized in or furnished to the demised premises during such period.

65. Tenant covenants and agrees to pay as additional rent on the first day of each month during the term of this lease 5.58% of the cost of supplying Security Guard service in the building.

66.  ADDENDUM TO ARTICLE 18 (LANDLORD'S REMEDIES):
     --------------------------------------------

     If Tenant shall issue a check to Landlord which is returnable for any reason, Tenant shall pay LANDLORD an additional charge of $25.00 for Landlord's expense in connection therewith. If Tenant shall be late in making any payment due under this Lease more than three (3) times in any Lease Year, Landlord shall be entitled to demand from Tenant and Tenant agrees to tender to Landlord additional security in the amount of one month's current Minimum Rent to held in accordance with the terms of Article 32 hereof.

67.  LATE PAYMENT CLAUSE
     ===================

     It is agreed that the rental under this Lease is due and payable in equal monthly installments in advance on the first day of each month during the entire Lease term. In the event that any monthly installment of rent, or any other payment required to be made by the Tenant under this Lease shall be overdue, a late charge of $201.5 for each dollar so overdue may be charged by the Landlord for each month, or fraction of each month, from its due date until paid, for the purpose of defraying the expenses incurred in handling the delinquent payments. No late charges shall be applied until five (5) days after the due date.

68. In the event the Tenant decides to do any alterations excluding decorative alterations in the demised premises including but not limited to walls, ceilings, enclosed offices, central air-conditioning system, Tenant must retain, at its own expense, the services of a licensed architect or professional engineer to prepare a complete scale drawing which shall indicate the construction plan, mechanical plans showing central air-conditioning, sprinkler work, if any, as well as plumbing and electrical plans. Tenant must comply with all New York City building regulations including but not limited to Local Law 58 (the handicapped law) and Local Law 16 (fire safety features such as audible devices, strobes, smoke detectors etc.) Fire safety features must be designed to connect with the buildings fire command system and actual tie-ins to the system will be by the buildings fire safety contractor. Tenant shall submit to the Landlord for review and approval which shall not be unreasonably withheld or delayed by Landlord's architect, the completed plans in final form ready for filing with the New York City Building Department including all forms and applications signed and sealed by the Tenant's architect or engineer. Upon approval by the Landlord, the Tenant through their architect or engineer must file an Alteration Application Type II with the building department, secure an approval and obtain a building permit. If a central air-conditioning system is installed by the Tenant, Tenant must secure an Equipment Use Permit for such unit and Tenant shall be responsible for the maintenance of the air-conditioning equipment and pay all fees associated with such unit. Failure of Tenant to abide by all of the above and as a result should Landlord receive any violations, Tenant shall cure same at its expense and reimburse Landlord for any penalties, fines and other related costs to cure. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to make alterations which are non-structural or do not affect the building systems, without Landlord's consent.

Tenant can refer to Landlord's architect for use of the Asbestos Certificate ACP-5 associated with Landlord's building alteration Application #101981731.

69.  Right of First Offering
     -----------------------

          Provided there are no defaults under the lease beyond applicable notice and cure periods and provided Tenant is current in the rent, Tenant shall have a Right of First Offer (the "Right of First Offer") on contiguous space which shall be an unconditional Right of First Offer on the Entire 6th Floor premises and/or the Entire 8th Floor premises which shall be a conditional Right of First Offer subject to any prior rights already given to existing Tenants as of the date hereof. In the event either of these premises become available and are not leased by tenants with prior rights to same, Landlord shall notify Tenant in writing of the availability and offer an "as is" space during the first twelve (12) months of this Lease at identical terms to those hereof, and during the balance of the term, at Fair Market Value together with the commencement date. Tenant shall have thirty (30) days to respond to Landlord of its intent as to whether or not it will lease such premises. Should Tenant not respond to Landlord's notice in said time period, then Landlord shall thereafter have no further obligation to notify Tenant of the availability of such space and thereafter Landlord shall be permitted to lease such space to other parties and Tenant shall be deemed to have irrevocably waived any rights to receive a notice from Landlord to lease such space. Tenant's decision to not lease one of the Right of First Offer floors shall not prejudice its Right of First Offer on the other floor when and if available for lease.

70. Landlord represents that the building systems, elevators and electricity are in good working order and the fire door in the demised premises complies with code.

71. Landlord represents that the building is in compliance with all applicable rules, laws, etc. including the ADA.

72. Landlord represents that it maintains a comprehensive package of insurance on the building.

                                  WORKLETTER
                                  ----------

In connection with the Lease dated June 14, 1999 made between the undersigned:

Building 300 W 39th St.                      Space Entire 7th Floor
                                                   ----------------
     (aka) 589 8th Avenue

Tenant Virtual Communities, Inc.             Landlord 8/th/ Avenue Loft
       -------------------------             --------------------------
                                                      Associates
                                                      ----------

Business General offices
         ---------------

Lease Begins 7/1/99                          Lease Expires 11/30/04
             ------                                        --------

          The ONLY work to be done by the Landlord at its own expense is as follows:

Landlord to:

1)        Deliver clean shell

2) Renovate bathroom facilities in building standard as per plan attached.

3) Furnish and install a 12 1/2 ton air cooled package air-conditioning unit.

4) Provide 200 amp, 3 phase electric service, if not already available in premises.

          Work shall be standard used in building. Should the above work specified not be substantially completed sixty (60) days following the execution of this Lease, tenant shall thereafter receive an additional day of free rent as per the rent to be paid in accordance with Article #43 herein, for each day that Landlord has not substantially completed such work.
No substitutions or allowances will be made.


                                        VIRTUAL COMMUNITIES, INC.


                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           -------------------------------------

                                        EIGHTH AVENUE LOFT ASSOCIATES
                                        c/o Newark & Co. Real Estate


                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           -------------------------------------

GOOD GUY:
--------

     In order to induce the aforesaid Landlord to enter into this Lease and for other valuable considerations, the receipt whereof is hereby acknowledged, hereby makes the following guaranty and agreement with and in favor of Landlord and its respective legal representations and assigns. The following
personal guaranty of              is the only provision of the Lease to which
the Guarantor is personally liable, unless provided elsewhere in the Lease, as all other provisions, clauses and terms of this Lease are binding upon the Tenant.

The undersigned guarantees to Landlord, its successors and assigns, that (s) he shall pay to Landlord all Minimum Rent, Additional Rent and all other charges that has accrued or may accrue under the terms of the Lease (hereinafter referred to as "Accrued Rent"), to the latest date that Tenant and its assigns and sublessee, if any, shall have completely performed all of the following:

     (a) Vacated and surrendered the Demised Premises to the Landlord pursuant to the terms of the Lease, and

     (b)  Delivered the keys to the Demised Premises to the Landlord, and

     (c) Paid to Landlord all Accrued Rent to and including the date which is the later of (a) the actual receipt by Landlord of said Accrued Rent, (b) the surrender of the Demised Premises, or (c) receipt by Landlord of the keys to the Demised Premises.

     (d) It is agreed that any security deposited under Article #32 shall not be computed as a deduction from any amount payable by Tenant or Guarantor under the terms of this Guaranty of Lease.

     (e) This guarantee is absolute and unconditional and is a guarantee of payment and not of collection. The parties hereto waive all notice of non-payment, non-performance, non-observance or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned expressly waive and expressly agree that the validity of this Agreement, and the obligation of the Guarantors hereto shall in no wise be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the performance of the within Lease. The undersigned further covenants and agrees that this guarantee shall remain and continue in full force and effect, as, to any renewal, modification or extension of this Lease and during any period when Tenant is occupying the premises as a "statutory Tenant". As a further inducement to Landlord to make this Lease and in consideration thereof, Landlord and the undersigned covenant and agree that in any action or proceeding brought by either landlord or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the term of this Lease or of this guarantee that Landlord and the undersigned shall and do hereby waive trail by jury .



                                                      /s/ Avi Moskowitz
                                                      -----------------------
                                                      NAME

                                                      _______________________
                                                      Signature

                                                      ###-##-####
                                                      -----------------------
                                                      Social security Number

                                                      263 Ogden Avenue
                                                      -----------------------
                                                      Street Address

                                                      Teaneck NJ 07666
                                                      -----------------------
                                                      City, State & Zip Code

                           [FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

                 PLAN OF TYPICAL FLOOR--2ND TO 17TH INCLUSIVE

                            300 WEST 39/TH/ STREET
                          a/k/a/ 589/593 8/th/ Avenue

                            TENANT INFORMATION FORM
                            ------ ----------- ----

          COMPANY NAME:  Virtual Communities

          ADDRESS:       589 8/th/ Avenue
                         NYC, NY 10018




          TELEPHONE:     212-931-8600

          FEDERAL ID#    11 3383125

          PRINCIPAL:     Avi Moskowitz

EMERGENCY CONTACT:       Avi Moskowitz

          NAME:

          HOME ADDRESS:  263 Ogden Avenue
                         Teaneck, NJ 07666


          HOME PHONE:    201-833-4401

BILLING ADDRESS (IF OTHER THAN FRONT PAGE)

          NAME:

          COMPANY:

          ADDRESS:


LEGAL NOTICE TO:         Doug Chertok, Esq

          NAME:          Morrison & Foerster LLP

          COMPANY:       1290 6/th/ Ave

          ADDRESS:       NYC NY 10104

          TELEPHONE:     (212) 468-8000